EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS



     We consent to the use in this Registration Statement on Form S-8 of our report dated March 7, 1997, relating to the consolidated financial statements of Natural Health Trends Corp. and the reference to our firm in this Registration Statement.



                                                 /s/ Feldman Radin & Co., P.C.
                                                 FELDMAN RADIN & CO., P.C.
                                                 Certified Public Accountants

New York, New York
December 12, 1997